Kramer, Levin, Naftalis & Frankel
           919 Third Avenue
           New York, NY  10022-3852
           (212) 715-9100


                                 June 28, 1997



The Solon Funds
1981 North Broadway
Suite #325
Walnut Creek, CA  94596

        RE:  The Solon Funds
             File No. 33-70958; 811-8104
             Post-Effective Amendment to Registration
             Statement on Form N-1A
             ________________________________________

Gentlemen:

     We hereby consent to the reference of our firm as Counsel in the Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A.

                                 Very truly yours,



                                 /s/Kramer, Levin, Naftalis & Frankel